THIRD AMENDMENT
                                       TO
              UDC MASTER REVOLVING LINE OF CREDIT (BORROWING BASE)
                                 LOAN AGREEMENT


         This THIRD AMENDMENT TO UDC MASTER REVOLVING LINE OF CREDIT  (BORROWING
BASE) LOAN AGREEMENT (the "Third Amendment"), dated as of December 23, 1996, is made and entered into by and between UDC HOMES, INC., a Delaware corporation ("Borrower"); BANK ONE, ARIZONA, NA, a national banking association ("BOAZ"); BANKERS TRUST COMPANY, a New York banking corporation ("Bankers Trust"); WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, successor by merger to First Interstate Bank of California, a banking corporation organized and existing under the laws of California ("WFB"); THE FIRST NATIONAL BANK OF BOSTON, a national banking association ("BkB"); WELLS FARGO REALTY ADVISORS FUNDING, INCORPORATED, a Colorado corporation ("Wells Fargo"); and GUARANTY FEDERAL BANK, F.S.B., a federal savings bank ("Guaranty Federal").

                                    RECITALS:

         A. Borrower, BOAZ, Bankers Trust, WFB, BkB, Wells Fargo, and Guaranty Federal are parties to the UDC Master Revolving Line of Credit (Borrowing Base) Loan Agreement, dated November 8, 1995 (the "Original Revolving Loan
Agreement"). BkB became a party to the Original Revolving Loan Agreement pursuant to an Assignment and Acceptance, dated November 30, 1995, between BkB and Bankers Trust. Wells Fargo became a party to the Original Revolving Loan Agreement pursuant to an Assignment and Acceptance, dated December 5, 1995, between Bankers Trust and Wells Fargo. Guaranty Federal became a party to the Original Revolving Loan Agreement pursuant to an Assignment and Acceptance, dated December 14, 1995, between Bankers Trust and Guaranty Federal and pursuant to an Assignment and Acceptance, dated December 14, 1995, between BOAZ and Guaranty Federal. As of December 14, 1995, Borrower, the Administrative Agent, the Co-Agents, and the Banks entered into a First Amendment to UDC Master Revolving Line of Credit (Borrowing Base) Loan Agreement (the "First Amendment"). As of May 1, 1996, Borrower, the Administrative Agent, the Co-Agents, and the Banks entered into a Second Amendment to UDC Master Revolving Line of Credit (Borrowing Base) Loan Agreement (the "Second Amendment"). The Original Revolving Loan Agreement, as amended by the First Amendment and the Second Amendment, is referred to in this Third Amendment as the "Revolving Loan Agreement". Capitalized terms used in this Third Amendment and not defined in this Third Amendment have the meanings ascribed to them in the Revolving Loan Agreement.

         B. Borrower has requested modifications to certain provisions of the Revolving Loan Agreement and waivers of certain covenants in the Revolving Loan Agreement. The Administrative Agent, the Co-Agents, and the Banks are willing to agree to the modifications and waivers provided in this Third Amendment, on the terms and conditions set forth in this Third Amendment.

                                   AGREEMENT:

         NOW THEREFORE, For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, the Administrative Agent, the Co-Agents, and the Banks agree as follows:

         1.       Waivers.

                  (a) The Administrative Agent, the Co-Agents, and the Banks waive compliance by Borrower with the following Financial Covenants as of September 30, 1996:

                           (i) The  Maximum  Total  Debt to  Tangible  Net Worth
                  Covenant of Section 6.22.3 of the Revolving Loan Agreement;

                           (ii) The  Minimum  Tangible  Net  Worth  Covenant  of
                  Section 6.22.4 of the Revolving Loan Agreement;

                           (iii) The Debt Service  Coverage  Covenant of Section
                  6.22.5 of the Revolving Loan Agreement as of September 30, 1996; and

                           (iv) The Interest Coverage Covenant of Section 6.22.6
                  of the Revolving Loan Agreement as of September 30, 1996.

                  (b) The foregoing waivers shall relate only to the Financial Covenants referred to above and only as of the date stated. Nothing contained herein shall waive compliance with any other provisions of the Loan Documents or with respect to any other date or period. Nothing contained herein shall obligate Administrative Agent, Co-Agents or the Banks to grant any additional waivers to Borrower.

         2.       Amendment.

         (a) Section 3.7.5(h) of the Revolving Loan Agreement is amended in its entirety to read as follows:

                  "Unit Completion Percentage" means, for any Unit, the lesser of (i) the current percentage of construction completed as reflected in each Borrowing Base Report, based upon the ratio of (A) costs already incurred and paid for by Borrower for material and labor actually incorporated into such Unit pursuant to the Unit Budget (other than the Unit Lot Cost), to (B) the Unit Budget; and (ii) the applicable percentages set forth in the Construction Draw Schedules set forth on
         Exhibit 3.7.5(h), based on the stage of completion of the particular Unit; provided, however, that prior to March 1, 1997, Unit Completion Percentages will be determined without regard to this clause (ii) but shall instead be in increments of 5%.

         (b) Section 3.7.5(e)(v) of the Revolving Loan Agreement is amended in its entirety to read as follows:

                  (v) With respect to each A&D Land Project, the lesser of (A) 60% of the A&D Project Appraised Value (A&D Project Appraised Values being determined as set forth in Section 3.10) for that A&D Project, or
         (B) 60% of the A&D Project Cost for that A&D Project; provided, however, that if the A&D Project for which the Maximum Allowed Advance is being determined for purposes of this clause (v), and for the purposes of clause (vi) and clause (vii) below, consists of more than 125 lots, then the percentages in this clause (v) and the percentages in clause (vi) and clause (vii) will each be reduced by subtracting 5% from the stated percentages; provided further, that if an A&D Land Project consists of Existing A&D Entitled Land Collateral or of the MountainBrook Village Collateral added pursuant to Section 3.4.4 and is, on the following adjustment dates, still entitled to be included as Eligible Collateral, then on the first day of the 13th

         Calendar Month following the A&D Eligibility Date for such A&D Land Project and on the first day of each 6th Calendar Month thereafter, the percentages set forth in this clause (v) (as adjusted pursuant to the first proviso in this clause (v), if applicable) will be reduced on each such day by subtracting 5% from the percentage that otherwise would apply; provided further that with respect to any A&D Land Project, A&D Development Project and A&D Finished Lot Project first included as Eligible Collateral after November 1, 1996, the percentages that would otherwise be applicable pursuant to this clause (v) or pursuant to clause (vi) or clause (vii) shall be further reduced on March 1, 1997 by five percent (5%) from the percentage that would otherwise apply (after giving effect to the adjustments pursuant to the first and second provisos of this sentence).

         3. Extension of Eligibility for Certain Existing A&D Entitled Land. Notwithstanding the provisions of Section 3.4.1 of the Revolving Loan Agreement, the A&D Land Projects consisting of the Existing A&D Entitled Land described on
Exhibit 3.2.5(k) of the Revolving Loan Agreement as the Villages-Hidalgo project and the Villages-Del Lago project shall be entitled to be included as Eligible Collateral (as A&D Land Projects) from November 1, 1996 through February 28, 1997.

         4. Inducements to the Banks. As additional consideration and inducement to the Administrative Agent, the Co-Agents, and the Banks to grant the waivers and modifications set forth in this Third Amendment and to agree to the other terms of this Third Amendment, with knowledge that the Administrative Agent, the Co-Agents, and the Banks would not enter into this Third Amendment but for the provisions of this Paragraph 4:

                  (a) Borrower represents and warrants to the Administrative Agent, the Co-Agents, and the Banks that:

                           (i) All Obligations under the Revolving Loan Agreement (as amended by this Third Amendment) and the Loan Documents are and continue to be valid, binding and enforceable obligations of Borrower, enforceable in accordance with their terms, and are and continue to be secured by the Collateral;

                           (ii) All of the  representations  and  warranties set
                  forth in the Revolving Loan Agreement (as amended by this Third Amendment) and the other Loan Documents continue to be true and correct as of the date hereof;

                           (iii) With respect to the  Revolving  Loan  Agreement
                  (as amended hereby), all property and interests (including, without limitation, property and interests that constitute Eligible Collateral and property and interests that are not included in the Eligible Collateral) encumbered under any Deeds of Trust constitute, and shall continue to be, first priority liens and collateral security for all of the Obligations, and the value of such Collateral is and has at all times been, in the aggregate, greater than the amount of the Obligations;

                           (iv) Borrower has no defense, setoff, claim or counterclaim against the Administrative Agent, the Co-Agents, or the Banks in regard to its obligations under the Revolving Loan Agreement, as amended by this Third Amendment, any other Loan Document, any document, instrument, transaction, act or omission arising out of or related to the Obligations, the Revolving Loan Agreement (as amended by this Third Amendment), or any other obligation to the Banks, the Administrative Agent or the Co-Agents, or any of them.

                  (b) Borrower and all guarantors fully, finally, and forever release and discharge the Administrative Agent, the Co-Agents, and the Banks, and their respective successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Borrower or any of the guarantors whether now known or unknown: (i) in respect of the loan made pursuant to the Revolving Credit Agreement (as amended hereby) or the acts or omissions of the Administrative Agent, the Co-Agents, and/or the Banks, or any of them, in respect thereto and (ii) arising from events occurring prior to the execution and delivery of this Third Amendment by Borrower.

                  (c) In connection with the releases and waivers contained herein, Borrower and each guarantor hereby expressly waive any and all rights and benefits conferred upon it by the provisions of Section 1542 of the California Civil Code (or similar provisions of any other applicable law) which provides:

                           "A general  release  does not extend to claims  which
                  the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

         Borrower and each guarantor have been advised by their legal counsel, or Borrower and each guarantor have made a reasoned and fully informed decision not to be so represented by counsel, and understand and acknowledge the significance and consequences of this release and of this specific waiver of Section 1542, and Borrower and each guarantor expressly consent that the releases contained herein shall be given full force and effect according to each and all of its express terms and provisions including those relating to unknown and unsuspected claims, demands and causes of action, if any, as well as those relating to any other claims, demands and causes of action hereinabove specified. The foregoing shall not be deemed to be an agreement by the Administrative Agent, the Co-Agents or the Banks that California law is the governing law under the Loan Documents.

         5. Ratification. As modified by this Third Amendment, the Revolving Loan Agreement is ratified and confirmed and continues in full force and effect.

         6. Counterpart Execution. This Third Amendment may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Third Amendment to physically form one document. Telecopied signature pages will be acceptable, provided originally signed signature pages are provided to each of the other parties by overnight courier.

         7. Integration. This Third Amendment shall constitute one of the Loan Documents, and the Loan Documents, together with this Third Amendment, contain the complete understanding and agreement of Borrower, the Administrative Agent, the Co-Agents and the Banks with respect to the transactions contemplated by the Revolving Loan Agreement (except as between the Administrative Agent, the Co-
Agents and the Banks with respect to matters set forth in the Agency/Participation Agreement) and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations, including the Loan Commitment.

         IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment.

BORROWER:                           UDC HOMES, INC.,
                                    a Delaware corporation


                                    By:  /s/ Kenda B. Gonzales
                                      --------------------------------
                                    Name:  Kenda B. Gonzales
                                        ------------------------------
                                    Title: Sr. Exec. VP
                                         -----------------------------


BOAZ: BANK ONE, ARIZONA, NA, a national banking association, individually as a Bank and in its capacity as the Administrative Agent and as one of the Co-Agents


                                    By: /s/ Rhonda R. Williams
                                      --------------------------------
                                    Name: Rhonda R. Williams
                                        ------------------------------
                                    Title: Vice President
                                         -----------------------------


BANKERS TRUST:                      BANKERS  TRUST  COMPANY,  a New York banking
                                    corporation, individually as a Bank and in its capacity as one of the Co-Agents


                                    By: /s/ A.B.U. Johnson
                                      -------------------------------
                                    Name: A.B.U. Johnson
                                        -----------------------------
                                    Title: M.D.
                                         ----------------------------

WFB: WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, successor by merger to First Interstate Bank of California, a banking corporation organized and existing under the laws of California


                                    By: /s/ John W. McKinny
                                      ------------------------------
                                    Name: John W. McKinny
                                        ----------------------------
                                    Title: Vice President
                                         ---------------------------

BkB:                                THE FIRST NATIONAL BANK OF BOSTON,
                                    a national banking association


                                    By: /s/ Nicholas Whiting
                                      ------------------------------
                                    Name: Nicholas Whiting
                                        ----------------------------
                                    Title: Vice President
                                         ---------------------------

WELLS FARGO:                        WELLS FARGO REALTY ADVISORS FUNDING,
                                    INCORPORATED, a Colorado corporation

                                    By       WELLS FARGO REAL ESTATE GROUP,
                                             a California corporation, as agent


                                             By: /s/ John W. McKinny
                                               ------------------------
                                             Name: John W. McKinny
                                                 ----------------------
                                             Title: Vice President
                                                  ---------------------

GUARANTY FEDERAL:                  GUARANTY FEDERAL BANK, F.S.B.,
                                   a federal savings bank


                                   By: /s/ Richard V. Thompson
                                     -----------------------------
                                   Name: Richard V. Thompson
                                       ---------------------------
                                   Title: Vice President
                                        --------------------------

                                     CONSENT
                                     -------


         The undersigned consent and agree to the foregoing. The undersigned represent and warrant to Administrative Agent, Co-Agents and Banks that all of the representations and warranties of the undersigned set forth in the Loan Documents continue to be true and correct as of the date hereof. The undersigned ratify and confirm all of their agreements and obligations pursuant to and in connection with the Loan Documents. The undersigned hereby join in the release and other provisions contained in the foregoing Third Amendment and agree to be bound by all of the provisions thereof, and the undersigned otherwise fully, finally and forever release and discharge Administrative Agent, Co-Agents and Banks and their respective successors, assigns, directors, officers, employees, agents and representatives from any and all actions, causes of actions, claims, debts, demands, liabilities, obligations and suits, of whatever nature, in law or equity of the undersigned, whether now known or unknown to the undersigned,
(i) in respect of the loans made pursuant to the Revolving Credit Agreement (as amended by the foregoing Third amendment) or the acts or omissions of Administrative Agent, the Co-Agents, and/or Banks, or any of them, in respect thereto and (ii) arising from events occurring prior to the execution and delivery of this Consent.

                                   UDC HOMES CONSTRUCTION, INC.,
                                   an Arizona corporation


                                   By: /s/ Kenda B. Gonzales
                                     ---------------------------------
                                   Its: Sr. Exec. V.P.
                                      --------------------------------

                                   UDC ADVISORY SERVICES, INC.,
                                   an Illinois corporation


                                   By: /s/ Kenda B. Gonzales
                                     ---------------------------------
                                   Its: Sr. Exec. V.P.
                                      --------------------------------


                                   UDC MORTGAGE ACCEPTANCE
                                     CORPORATION, an Arizona corporation


                                   By: /s/ Kenda B. Gonzales
                                     ---------------------------------
                                   Its: Sr. Exec. V.P.
                                      --------------------------------

                                   UDC MORTGAGE FINANCE GENERAL
                                     PARTNERSHIP, an Arizona general partnership

                                   By: UDC Homes, Inc., a Delaware corporation, General Partner


                                        By: /s/ Kenda B. Gonzales
                                          ---------------------------------
                                        Its: Sr. Exec. V.P.
                                           --------------------------------

                                   ABERDEEN SERVICES, INC.,
                                   a Florida Corporation


                                   By: /s/ Kenda B. Gonzales
                                     ---------------------------------
                                   Its: Sr. Exec. V.P.
                                      --------------------------------


                                   UDC HOMES OF GEORGIA, INC.,
                                   a Georgia corporation


                                   By: /s/ Kenda B. Gonzales
                                     ---------------------------------
                                   Its: Sr. Exec. V.P.
                                      --------------------------------


                                   REA ACQUISITION CORPORATION,
                                   an Arizona corporation


                                   By: /s/ Kenda B. Gonzales
                                     ---------------------------------
                                   Its: Sr. Exec. V.P.
                                      --------------------------------


                                   MOUNTAINBROOK VILLAGE COMPANY,
                                   an Arizona corporation


                                   By: /s/ Kenda B. Gonzales
                                     ---------------------------------
                                   Its: Sr. Exec. V.P.
                                      --------------------------------


                                   MBV GOLF COURSE, INC.,
                                   an Illinois corporation


                                   By: /s/ Kenda B. Gonzales
                                     ---------------------------------
                                   Its: Sr. Exec. V.P.
                                      --------------------------------
                                        8